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                                                                      Exhibit 21

                            (As of December 31, 1997)
                        DIME BANCORP, INC.'S SUBSIDIARIES

DIME CAPITAL TRUST I
DIME CAPITAL TRUST II
THE DIME SAVINGS BANK OF NEW YORK, FSB

                         DIME SAVINGS BANK SUBSIDIARIES

ACCORD AGENCY, INC.
ACCORD REALTY MANAGEMENT CORPORATION
ACORN PROPERTIES INC.
ANCHOR MORTGAGE RESOURCES, INC.(1)
ANCHOR PROPERTIES OF NEW JERSEY, INC.
ANCHOR PROPERTY CORP.
ANCHOR RESIDENTIAL FACILITIES CORPORATION(2)
ANCHOR SYSTEMS CORP.(3)
APRIL PARK CORP.
ASB AGENCY, INC.
69-30 AUSTIN HOLDING CORP.
BANKERS FEDERAL SERVICE CORPORATION
BEECH REAL ESTATE MANAGEMENT INC.
BFED I CORP.
BFS CREDIT CORP.
BFS FINANCIAL CORPORATION(4)
555 BILTMORE, INC.(5)
CEDAR REAL ESTATE MANAGEMENT CORP.
445 CEDARHURST, INC.
THE CHELSEA ACCORD CORPORATION
COLONIAL BRISTOL INC.
THE DALTON ACCORD CORPORATION(6)
THE DIME AGENCY, INC.
DIME CRE, INC.
DIME FLORIDA CONSOLIDATION CORP.(7)
DIME FUNDING, INC.

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     (1)    Formerly known as MORTGAGE RESOURCES, INC.

     (2)    Formerly known as ANCHOR FACILITIES CORP.

     (3) Formerly known as SUBURBAN COASTAL SYSTEMS CORPORATION f/k/a COASTAL COMPUTER SERVICES, INC.

     (4)    Formerly known as BFS FINANCE CORP.

     (5)    Formerly known as ALHAMBRA CIRCLE, INC.

     (6)    Formerly known as THE SUTTON EAST ACCORD CORPORATION

     (7)    Formerly known as DIME MORTGAGE COMPANY, INC.
            f/k/a THE DIME REAL ESTATE SERVICES, INC.
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DIME MORTGAGE OF NEW JERSEY, INC.(8)
DIME NJ AGENCY, INC.(9)
THE DIME REAL ESTATE SERVICES - CONNECTICUT, INC.
DIME SECURITIES OF NEW YORK, INC.(10)
DNJ AGENCY, INC.
DOGWOOD REAL ESTATE CORP.
THE E-F BATTERY ACCORD CORPORATION
EVERGREEN REAL ESTATE CORP.
FAIRFIELD FINANCIAL HOLDINGS INC.
FAMESLINC, INC.(11)
FAYETTE PROPERTIES INC.
FAYETTE PROPERTIES OF NEW JERSEY, INC.
F.C. LTD.
FIR REAL ESTATE CORP.
GARDEN MANAGEMENT CO., INC.
GRANNY ROAD LAND CORP.
GREENLEAF REAL ESTATE CORP.
HARMONY AGENCY, INC.(12)
HEMLOCK REAL ESTATE MANAGEMENT CORP.
HERITAGE COMMUNITY SERVICE CORP.
IC CAPITAL CO., INC.(13)
IMCO CAPITAL CO., INC.
INSERVCO, INC.
IRIS REAL ESTATE MANAGEMENT CORP.
JOHN STREET SERVICE CORP.
JUNIPER REAL ESTATE MANAGEMENT CORP.
1101 KENNEDY, INC.
LAKEVIEW LAND CORP.(14)
LAWRENCE AVENUE CORP.(15)
520 LINC, INC.
LINCOLN BARRY GARDENS ACQUISITION CORP.
LINCOLN REALTY CAPITAL, INC.(16)
LINCOLN RRE CORPORATION

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     (8)    Formerly known as DIME OF NEW JERSEY, INC.

     (9)    Formerly known as ASB/NJ AGENCY INC.
            f/k/a SUBURBAN COASTAL INSURANCE SERVICES, INC.
            f/k/a COASTAL INSURANCE SERVICES, INC.

     (10)   Formerly known as TDA SECURITIES INC.

     (11)   Formerly known as 3489 BROADLINC, INC.

     (12)   Formerly known as ALLRISK AGENCY, INC.

     (13)   Formerly known as INTEGRATED CAPITAL CO., INC.

     (14)   Formerly known as 685 PARKER STREET INC.

     (15)   Formerly known as 220 CENTRAL AVENUE CORP.
            f/k/a HICKS STREET, INC.

     (16)   Formerly known as ACCORD PROPERTIES, INC.
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LINCOLN TUDOR COURT ACQUISITION CORP.
LINCOLN VENTURES GROUP LTD.
LOCUST REAL PROPERTY MANAGEMENT INC.
MAPLE REAL PROPERTY MANAGEMENT INC.
MEDFORD ASSOCIATES, INC.
MIDWAY HOLDINGS INC.(17)
THE MOUNT KISCO ACCORD CORPORATION
NAMIS INSURANCE AGENCY OF MASSACHUSETTS, INC.
NAMIS INSURANCE SERVICES OF KENTUCKY, INC.
NAMIS INSURANCE SERVICES OF NEVADA, INC.
NAMIS INSURANCE SERVICES OF TEXAS, INC.(18)
78 NEW LINC CORPORATION(19)
NEW PELHAMCO INC.
NICKEL PURCHASING COMPANY, INC.
NORTH AMERICAN INSURANCE AGENCY OF OHIO, INC.
NORTH AMERICAN MORTGAGE COMPANY
NORTH AMERICAN MORTGAGE INSURANCE SERVICES(20)
NORTHEAST APPRAISALS, INC.
NORTHSHORE CONSOLIDATION CORP.(21)
NUTMEG REAL ESTATE CORP.
OAK REAL ESTATE CORP.
847218 ONTARIO LIMITED
847219 ONTARIO LIMITED
847220 ONTARIO LIMITED
847221 ONTARIO LIMITED
PANTHER LANE INC.
PELHAM VENTURE INC.
620-622 PELHAMDALE AVENUE OWNERS CORPORATION
PEMBROKE AND LIVINGSTON, INC.
PINE REAL ESTATE MANAGEMENT CORP.
PLAINVIEW INN, INC.
1804 PLAZA CORP.(22)
RECON SERVICES CORP.(23)
RESERVOIR AVENUE MANAGEMENT, INC.

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     (17)   Formerly known as MIDWAY GREEN INC.

     (18)   Formerly known as NORTH AMERICAN MORTGAGE INSURANCE SERVICES, INC.

     (19)   Formerly known as 78 NEW LINC CORP.

     (20) Formerly known as SONOMA INSURANCE AGENCY f/k/a IMCO INSURANCE SERVICES f/k/a SONOMA INSURANCE AGENCY

     (21)   Formerly known as DIME CONSOLIDATION COMPANY, INC.

     (22)   Formerly known as PRINCE FARMS DEVELOPMENT CORP.
            f/k/a PEARL PLAZA INC.
            f/k/a PARK LANE SOUTH CORP.

     (23)   Formerly known as 1441 GRANT LINC, INC.
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65 ROOSEVELT INC.(24)
THE SEVENTH AVENUE ACCORD CORPORATION
299 SHORE LEE CORP.
THE SIXTH AVENUE ACCORD CORPORATION
SKY RESORT, INC.
SOMERSET CONSOLIDATION CORPORATION
SONOMA CONVEYANCING CORPORATION
STANDARD OF GEORGIA INSURANCE AGENCY, INC.
SOUTH MUNN INC.(25)
UNIONDALE HOLDINGS INC.
VANDERVENTER CORP.
VINTAGE REINSURANCE COMPANY
WACCABORO CORP.
WAPPINGERS FALLS DEVELOPMENT CORP.
WINDY RIDGE CORP.
YELLOWSTONE VENTURE, INC.

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     (24)   Formerly known as NIFTY CORP.

     (25)   Formerly known as 952 W. THIRD ST. CORP. f/k/a MACARTHUR INC.